Exhibit 99.1

Avnet Reports First Quarter Fiscal 2020 Financial Results

First quarter sales and EPS within guidance despite continued macroeconomic headwinds

Delivered strong cash flow from operations totaling $196 million in the quarter

PHOENIX – October 24, 2019 - Avnet, Inc. (Nasdaq: AVT) today announced results for the first quarter ended September 28, 2019.

Fiscal First Quarter Key Financials

•	Sales of $4.6 billion were in line with guidance, compared with $5.1 billion a year ago, as industry-wide softness over the past year has impacted historical seasonality, spanning all geographies.
•	GAAP diluted earnings per share from continuing operations totaled $0.40; on an adjusted basis, diluted earnings per share was $0.60.
•	GAAP operating income margin was 1.4%; adjusted operating income margin was 2.3%.
•	Cash flow from operations totaled $196 million.
•	Returned $133 million to shareholders including $112 million in stock buybacks and $21 million in dividends.

CEO Commentary

“In the first quarter we achieved results within our guidance by managing the business effectively as we worked through an ongoing industry-wide slowdown,” said Bill Amelio, Chief Executive Officer of Avnet. “While echoing the short-term caution in our industry, we took steps to position Avnet for long-term growth in our higher margin businesses. We further strengthened our capabilities by broadening our reach and offerings through a strategic IoT acquisition and by forming alliances around the world. We are confident these actions will benefit both our business and our shareholders by laying the groundwork for an accelerated, positive return on investment when the industry rebounds.”

Key Financial Metrics

($ in millions, except per share data)

First Quarter Results (GAAP)
	Sep – 19	Sep – 18	Change Y/Y		Jun – 19	Change Q/Q
Sales	$4,630.0	$5,089.9	(9.0)%		$4,680.9	(1.1)%
Operating Income (Loss)	62.7	146.8	(57.3)%		(30.0)	308.9%
Operating Income (Loss) Margin	1.4%	2.9%	(152)	bps	(0.6)%	200	bps
Diluted Earnings (Loss) Per Share	$0.40	$0.72	(44.4)%		$(0.33)	221.2%
First Quarter Results (Non-GAAP)(1)
	Sep – 19	Sep – 18	Change Y/Y		Jun – 19	Change Q/Q
Sales	$4,630.0	$5,089.9	(9.0)%		$4,680.9	(1.1)%
Adjusted Operating Income	107.4	182.5	(41.2)%		156.3	(31.3)%
Adjusted Operating Income Margin	2.3%	3.6%	(127)	bps	3.3%	(102)	bps
Adjusted Diluted Earnings Per Share	$0.60	$1.03	(41.7)%		$0.95	(36.8)%
Segment and Geographical Mix
	Sep – 19	Sep – 18	Change Y/Y		Jun – 19	Change Q/Q
Electronic Components (EC) Sales	$4,294.2	$4,710.8	(8.8)%		$4,337.5	(1.0)%
EC Operating Income Margin	2.6%	3.4%	(83)	bps	3.3%	(65)	bps
Farnell Sales	$335.8	$379.1	(11.4)%		$343.4	(2.2)%
Farnell Operating Income Margin	6.5%	10.8%	(427)	bps	9.7%	(318)	bps
Americas Sales	$1,215.8	$1,271.8	(4.4)%		$1,266.3	(4.0)%
EMEA Sales	1,470.9	1,714.9	(14.2)%		1,638.5	(10.2)%
Asia Sales	1,943.3	2,103.2	(7.6)%		1,776.1	9.4%

(1)	A reconciliation of non-GAAP financial measures to GAAP financial measures is presented in the “Non-GAAP Financial Information” section of this press release.

CFO Commentary

“The $196 million of cash flow from operations Avnet generated this quarter brings our total operating cash flow for the last three quarters to nearly $800 million, enabling us to continue our share repurchase and dividend programs as well as broaden our internal capabilities with acquisitions, including our pending purchase of Witekio,” said Tom Liguori, Chief Financial Officer of Avnet. “We are on track to pull forward $50 million of operating expense reductions that are part of our $245 million cost reduction plan. We expect to have the $50 million fully implemented by the end of the March quarter. These actions, along with others we have put in place, will help us achieve improved operating income margins when industry growth returns to previous levels.”

Additional First Quarter Fiscal 2020 Highlights and Key Developments

•	The Board approved a $500 million increase in Avnet’s share repurchase authorization and a 5% increase in Avnet’s quarterly cash dividend to $0.21 per share.
•	Working capital days improved 4 days sequentially, contributing to the strong operating cash flow performance.
•	Announced the pending acquisition of Witekio, which will strengthen Avnet’s software and IoT capabilities at the device level.
•

Avnet announced its distribution relationship with Texas Instruments will be ended by December 2020. As a result, Avnet will implement $35 million in incremental annual cost reductions as the decline in TI product sales occur.

•

Formed a strategic alliance with Trusted Objects to secure the industrial IoT through an end-to-end security solution for low-power devices, reinforcing Avnet’s strategy of streamlining and scaling IoT security.

•	Formed a strategic partnership with Schneider Electric, the leader in digital transformation of energy management and automation.
•	Introduced Avnet’s RFSoC Development Kit using the Xilinx Zynq UltraScale+, which enables wireless system architects to accelerate the path to production in wireless.
•	Adopted the new lease accounting standard that has resulted in Avnet’s balance sheet now reflecting a $279 million operating lease asset and a $301 million operating lease liability.

Awards and Notable Recognition Received During the Quarter

•	Avnet Asia, Avnet Silica and EBV Elektronik received the Nexperia Gold Billionaires award.
•	Avnet India was awarded the Highest Achievement in Business Growth year over year for Enterprise Business by Western Digital India.
•	Avnet Silica was named Distributor of the Year by ELEKTRONIK magazine for passive components and Delivery Performance.

Outlook for the Second Quarter of Fiscal 2020 Ending on December 28, 2019

	Guidance Range	Midpoint
Sales	$4.2B – $4.6B	$4.4B
Non-GAAP Diluted EPS(1)	$0.35 – $0.45	$0.40
Estimated Annual Tax Rate	19% – 23%	21%

(1)	A reconciliation of non-GAAP guidance to GAAP guidance is presented in the “Non-GAAP Financial Information” section of this press release.

Avnet’s second quarter fiscal 2020 guidance reflects a sequential decline in sales in the Americas and EMEA regions and stable business trends in Asia, and continued pricing pressure in all businesses.

The above guidance is based upon market conditions existing as of today, and excludes any acquisitions, results of discontinued operations, amortization of intangibles, accelerated depreciation, any potential restructuring, integration, and other expenses and certain income tax adjustments including certain impacts of the recent tax law changes in the U.S. The above guidance assumes 102 million average diluted shares outstanding and average U.S. Dollar to Euro and GBP currency exchange rates are as shown below:

	Q2 Fiscal
	2020	Q1 Fiscal	Q2 Fiscal
	Guidance	2020	2019
USD to Euro	$1.10	$1.11	$1.14
USD to GBP	$1.26	$1.23	$1.29

Today’s Conference Call and Webcast Details

To participate in the live call, dial  or . To access the slides, follow the webcast link below. The slides can also be accessed via Avnet’s Investor Relations web page at: www.ir.avnet.com. A replay of the conference call will be available for 30 days, through November 24 at 5:00 p.m. ET, and can be accessed by dialing:  or  and using Conference

ID: 13695085. The live webcast can be accessed from the following link: Avnet Earnings Call Webcast and Slides and will be available for 90 days.

Forward-Looking Statements

This document contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management’s current expectations and are subject to uncertainty and changes in facts and circumstances. The forward-looking statements herein include statements addressing future financial and operating results of Avnet and may include words such as “will,” “anticipate,” “intend,” “estimate,” “forecast,” “expect,” “feel,” “believe,” “should,” and other words and terms of similar meaning in connection with any discussions of future operating or financial performance, business prospects or market conditions. Actual results may differ materially from the expectations contained in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: Avnet’s ability to retain and grow market share and to generate additional cash flow, risks associated with any acquisition activities and the successful integration of acquired companies, implementing and maintaining IT systems, supplier losses and changes to supplier programs, an industry down-cycle in electronic components including semiconductors, declines in sales, changes in business conditions and the economy in general, changes in market demand and pricing pressures, any material changes in the allocation of product or price discounts by suppliers, and other competitive and/or regulatory factors affecting the businesses of Avnet generally.

More detailed information about these and other factors is set forth in Avnet’s filings with the Securities and Exchange Commission, including Avnet’s reports on Form 10-K, Form 10-Q and Form 8-K. Except as required by law, Avnet is under no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

About Avnet

Avnet is a global technology solutions provider with an extensive ecosystem delivering design, product, marketing and supply chain expertise for customers at every stage of the product lifecycle. We transform ideas into intelligent solutions, reducing the time, cost and complexities of bringing products to market. For nearly a century, Avnet has helped its customers and suppliers around the world realize the transformative possibilities of technology. Learn more about Avnet at www.avnet.com.

Investor Relations Contacts

Joe Burke, 480-643-7431

Joseph.Burke@avnet.com

Ina McGuinness, 480-643-7053

investorrelations@avnet.com

Media Relations Contact

Heather Vana, 480-643-8299

heather.vana@avnet.com

AVNET, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	First Quarters Ended
	September 28,	September 29,
	2019	2018
	(Thousands, except per share data)
Sales	$4,630,009	$5,089,879
Cost of sales	4,086,170	4,453,129
Gross profit	543,839	636,750
Selling, general and administrative expenses	456,503	475,146
Restructuring, integration and other expenses	24,598	14,788
Operating income	62,738	146,816
Other income (expense), net	4,931	(1,892)
Interest and other financing expenses, net	(33,631)	(30,093)
Income from continuing operations before taxes	34,038	114,831
Income tax (benefit) expense	(7,714)	31,302
Income from continuing operations, net of tax	41,752	83,529
Income from discontinued operations, net of tax	—	195
Net income	$41,752	$83,724

Earnings per share - basic:
Continuing operations	$0.40	$0.73
Discontinued operations	—	—
Net income per share basic	$0.40	$0.73

Earnings per share - diluted:
Continuing operations	$0.40	$0.72
Discontinued operations	—	—
Net income per share diluted	$0.40	$0.72

Shares used to compute earnings per share:
Basic	103,130	115,260
Diluted	104,377	116,471
Cash dividends paid per common share	$0.21	$0.20

AVNET, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	September 28,	June 29,
	2019	2019
	(Thousands)
ASSETS
Current assets:
Cash and cash equivalents	$664,108	$546,105
Receivables, net	3,129,387	3,168,369
Inventories	3,025,980	3,008,424
Prepaid and other current assets	169,471	153,438
Total current assets	6,988,946	6,876,336
Property, plant and equipment, net	437,467	452,171
Goodwill	858,656	876,728
Intangible assets, net	120,139	143,520
Operating lease assets	278,570	—
Other assets	229,559	215,801
Total assets	$8,913,337	$8,564,556

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$638,402	$300,538
Accounts payable	2,025,518	1,864,342
Accrued expenses and other	418,230	413,696
Short-term operating lease liabilities	55,149	—
Total current liabilities	3,137,299	2,578,576
Long-term debt	1,191,975	1,419,922
Long-term operating lease liabilities	245,406	—
Other liabilities	380,586	425,585
Total liabilities	4,955,266	4,424,083
Shareholders’ equity	3,958,071	4,140,473
Total liabilities and shareholders’ equity	$8,913,337	$8,564,556

AVNET, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	First Quarters Ended
	September 28, 2019	September 29, 2018
	(Thousands)
Cash flows from operating activities:
Net income	$41,752	$83,724
Less: Income from discontinued operations, net of tax	—	195
Income from continuing operations	41,752	83,529

Non-cash and other reconciling items:
Depreciation	24,669	25,389
Amortization	19,911	20,810
Amortization of operating lease asset	15,839	—
Deferred income taxes	(3,970)	36,830
Stock-based compensation	7,218	9,044
Other, net	8,034	14,994
Changes in (net of effects from businesses acquired and divested):
Receivables	(6,703)	(19,292)
Inventories	(64,194)	(269,649)
Accounts payable	189,746	95,119
Accrued expenses and other, net	(36,660)	(81,753)
Net cash flows provided (used) for operating activities - continuing operations	195,642	(84,979)
Net cash flows provided (used) for operating activities	195,642	(84,979)

Cash flows from financing activities:
Borrowings (repayments) under accounts receivable securitization, net	110,800	(40,000)
Repayments under senior unsecured credit facility, net	(1,100)	(1,217)
Repayments under bank credit facilities and other debt, net	(745)	(50,330)
Repurchases of common stock	(110,805)	(149,094)
Dividends paid on common stock	(21,451)	(22,932)
Other, net	548	17,328
Net cash flows used for financing activities - continuing operations	(22,753)	(246,245)
Net cash flows used for financing activities	(22,753)	(246,245)

Cash flows from investing activities:
Purchases of property, plant and equipment	(29,864)	(41,007)
Other, net	(12,515)	65
Net cash flows used for investing activities - continuing operations	(42,379)	(40,942)
Net cash flows provided by investing activities - discontinued operations	—	120,000
Net cash flows (used) provided by investing activities	(42,379)	79,058
Effect of currency exchange rate changes on cash and cash equivalents	(12,507)	(3,107)
Cash and cash equivalents:
— increase (decrease)	118,003	(255,273)
— at beginning of period	546,105	621,125
— at end of period	$664,108	$365,852

Non-GAAP Financial Information

In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company also discloses certain non-GAAP financial information including (i) adjusted operating income, (ii) adjusted operating expenses, (iii) adjusted other income (expense), (iv) adjusted income tax expense, (v) adjusted income from continuing operations, (vi) adjusted diluted earnings per share from continuing operations, and (vii) sales adjusted for the impact of acquisitions and other items (as defined in the Organic Sales section of this document).

There are also references to the impact of foreign currency in the discussion of the Company’s results of operations. When the U.S. Dollar strengthens and the stronger exchange rates of the current year are used to translate the results of operations of Avnet’s subsidiaries denominated in foreign currencies, the resulting impact is a decrease in U.S. Dollars of reported results. Conversely, when the U.S. Dollar weakens and the weaker exchange rates of the current year are used to translate the results of operations of Avnet’s subsidiaries denominated in foreign currencies, the resulting impact is an increase in U.S. Dollars of reported results. In the discussion of the Company’s results of operations, results excluding this impact are referred to as “constant currency.” Management believes organic sales and sales in constant currency are useful measures for evaluating current period performance as compared with prior periods and for understanding underlying trends. In order to determine the translation impact of changes in foreign currency exchange rates on sales, income or expense items for subsidiaries reporting in currencies other than the U.S. Dollar, the Company adjusts the average exchange rates used in current periods to be consistent with the average exchange rates in effect during the comparative period.

Management believes that operating income and operating expenses adjusted for restructuring, integration and other expenses, goodwill impairment expense and amortization of acquired intangible assets and other, are useful measures to help investors better assess and understand the Company’s operating performance. This is especially the case when comparing results with previous periods or forecasting performance for future periods, primarily because management views the excluded items to be outside of Avnet’s normal operating results or non-cash in nature. Management analyzes operating income and operating expenses without the impact of these items as well as other income (expense) excluding certain amounts as an indicator of ongoing margin performance and underlying trends in the business. Management also uses these non-GAAP measures to establish operational goals and, in many cases, for measuring performance for compensation purposes. Management measures operating income for its reportable segments excluding restructuring, integration and other expenses, goodwill impairment expense and amortization of acquired intangible assets and other.

Additional non-GAAP metrics management uses is adjusted operating income margin, which is defined as adjusted operating income (as defined above) divided by sales.

Management also believes income tax expense, income from continuing operations and diluted earnings per share from continuing operations adjusted for the impact of the items described above and certain items impacting other income (expense) and income tax expense are useful to investors because they provide a measure of the Company’s net profitability on a more comparable basis to historical periods and provide a more meaningful basis for forecasting future performance. Adjustments to income tax expense and the effective income tax rate include the effect of changes in tax laws including recent tax law changes in the U.S., changes in valuation allowances and unrecognized tax benefits, income tax audit settlements and adjustments to the adjusted interim effective tax rate based upon the expected annual adjusted effective tax rate.  Additionally, because of management’s focus on generating shareholder value, of which net profitability is a primary driver, management believes income from continuing operations and diluted earnings per share from continuing operations excluding the impact of these items provides an important measure of the Company’s net profitability for the investing public.

Any analysis of results and outlook on a non-GAAP basis should be used as a complement to, and in conjunction with, results presented in accordance with GAAP. All amounts below relate to Avnet’s continuing operations.

Quarter Ended
September 28, 2019*
($ in thousands, except per share amounts)
GAAP selling, general and administrative expenses - continuing operations	$456,503
Amortization of intangible assets and other - continuing operations	(20,078)
Adjusted operating expenses - continuing operations	436,426

GAAP operating income - continuing operations	$62,738
Restructuring, integration and other expenses - continuing operations	24,598
Amortization of intangible assets and other - continuing operations	20,078
Adjusted operating income - continuing operations	107,414

GAAP income before income taxes- continuing operations	$34,038
Restructuring, integration and other expenses - continuing operations	24,598
Amortization of intangible assets and other - continuing operations	20,078
Adjusted income before income taxes - continuing operations	78,713

GAAP income tax expense (benefit) - continuing operations	$(7,714)
Restructuring, integration and other expenses - continuing operations	6,240
Amortization of intangible assets and other - continuing operations	4,235
Income tax benefit items, net - continuing operations	13,611
Adjusted income tax expense - continuing operations	16,372

GAAP income - continuing operations	$41,752
Restructuring, integration and other expenses (net of tax) - continuing operations	18,358
Amortization of intangible assets and other (net of tax) - continuing operations	15,843
Income tax benefit items, net - continuing operations	(13,611)
Adjusted income - continuing operations	62,341

GAAP diluted earnings per share - continuing operations	$0.40
Restructuring, integration and other expenses (net of tax) - continuing operations	0.18
Amortization of intangible assets and other (net of tax) - continuing operations	0.15
Income tax benefit items, net - continuing operations	(0.13)
Adjusted diluted EPS - continuing operations	0.60

* May not foot due to rounding

	Fiscal	Quarters Ended
	Year to Date	June 29,	March 30,	December 29,	September 29,
	2019*	2019*	2019*	2018*	2018
	($ in thousands, except per share amounts)
GAAP selling, general and administrative expenses - continuing operations	$1,874,651	$459,611	$468,171	$471,723	$475,146
Amortization of intangible assets and other - continuing operations	(84,257)	(20,737)	(22,080)	(20,513)	(20,927)
Adjusted operating expenses - continuing operations	1,790,393	438,872	446,092	451,210	454,219

GAAP operating income (loss) - continuing operations	$365,911	$(30,040)	$153,085	$96,050	$146,816
Restructuring, integration and other expenses - continuing operations	108,144	28,158	2,939	62,260	14,788
Goodwill impairment expense - continuing operations	137,396	137,396	-	-	-
Amortization of intangible assets and other - continuing operations	84,257	20,737	22,080	20,513	20,927
Adjusted operating income - continuing operations	695,708	156,252	178,103	178,823	182,531

GAAP income (loss) before income taxes- continuing operations	$242,268	$(63,043)	$125,563	$64,916	$114,831
Restructuring, integration and other expenses - continuing operations	108,144	28,158	2,939	62,260	14,788
Goodwill impairment expense - continuing operations	137,396	137,396	-	-	-
Amortization of intangible assets and other - continuing operations	84,257	20,737	22,080	20,513	20,927
Other expenses - continuing operations	509	509	-	-	-
Adjusted income before income taxes - continuing operations	572,574	123,758	150,581	147,689	150,546

GAAP income tax expense (benefit) - continuing operations	$62,157	$(27,915)	$30,628	$28,141	$31,302
Restructuring, integration and other expenses - continuing operations	26,746	7,455	306	15,665	3,320
Goodwill impairment expense - continuing operations	18,566	18,566	-	-	-
Amortization of intangible assets and other - continuing operations	17,986	4,382	4,747	4,379	4,478
Other expenses - continuing operations	57	57	-	-	-
Income tax (expense) benefit items, net - continuing operations	(8,143)	20,896	(4,059)	(16,742)	(8,238)
Adjusted income tax expense - continuing operations	117,369	23,441	31,622	31,443	30,862

GAAP income (loss) - continuing operations	$180,111	$(35,128)	$94,935	$36,775	$83,529
Restructuring, integration and other expenses (net of tax) - continuing operations	81,398	20,703	2,633	46,595	11,468
Goodwill impairment expense (net of tax) - continuing operations	118,830	118,830	-	-	-
Amortization of intangible assets and other (net of tax) - continuing operations	66,271	16,355	17,333	16,134	16,449
Other expenses (net of tax) - continuing operations	452	452	-	-	-
Income tax expense (benefit) items, net - continuing operations	8,143	(20,896)	4,059	16,742	8,238
Adjusted income - continuing operations	455,205	100,316	118,960	116,246	119,684

GAAP diluted earnings (loss) per share - continuing operations	$1.63	$(0.33)	$0.87	$0.33	$0.72
Restructuring, integration and other expenses (net of tax) - continuing operations	0.74	0.20	0.02	0.42	0.10
Goodwill impairment expense (net of tax) - continuing operations	1.07	1.13	-	-	-
Amortization of intangible assets and other (net of tax) - continuing operations	0.60	0.15	0.16	0.14	0.14
Other expenses (net of tax) - continuing operations	-	-	-	-	-
Income tax expense (benefit) items, net - continuing operations	0.07	(0.20)	0.04	0.15	0.07
Adjusted diluted EPS - continuing operations	4.11	0.95	1.09	1.04	1.03

* May not foot/cross foot due to rounding

Organic Sales

Organic sales is defined as sales adjusted for the impact of significant acquisitions, divestitures and other items by adjusting Avnet’s prior and current (if necessary) periods to include the sales of acquired businesses and exclude the sales of divested businesses as if the acquisitions and divestitures had occurred at the beginning of the earliest period presented. Organic sales is measured on a sales from continuing operations basis. Organic sales in constant currency is defined as organic sales (as defined above) excluding the impact of changes in foreign currency exchange rates.

The following table presents reported and organic sales growth rates for the first quarter of fiscal 2020 compared to fiscal 2019.

	First Quarters Ended
				As Reported
	Sales	Sales	As Reported	and Organic
	as Reported	as Reported	and	Year-Year %
	and Organic	and Organic	Organic	Change in
	Fiscal	Fiscal	Year-Year	Constant
	2020	2019	% Change	Currency
	(Dollars in millions)
Avnet	$4,630.0	$5,089.9	(9.0)%	(7.8)%
Avnet by region
Americas	$1,215.8	$1,271.8	(4.4)%	(4.4)%
EMEA	1,470.9	1,714.9	(14.2)	(10.5)
Asia	1,943.3	2,103.2	(7.6)	(7.7)
Avnet by segment
EC	$4,294.2	$4,710.8	(8.8)%	(7.7)%
Farnell	335.8	379.1	(11.4)	(9.0)

Historical Segment Financial Information

First Quarter
September 28,
2019
(in millions)
Sales:
Electronic Components	$4,294.2
Farnell	335.8
Avnet sales	$4,630.0

Operating income:
Electronic Components	$112.3
Farnell	21.8
134.1
Corporate expenses	(26.7)
Restructuring, integration and other expenses	(24.6)
Amortization of acquired intangible assets and other	(20.1)
Avnet operating income	$62.7

Sales by geographic area:
Americas	$1,215.8
EMEA	1,470.9
Asia	1,943.3
Avnet sales	$4,630.0

		Fiscal Year 2019
		Quarters Ended
		Fourth Quarter	Third Quarter	Second Quarter	First Quarter
	Fiscal Year	June 29,	March 30,	December 29,	September 29,
	2019*	2019	2019	2018	2018
	(in millions)
Sales:
Electronic Components	$18,060.3	$4,337.5	$4,331.3	$4,680.7	$4,710.8
Farnell	1,458.3	343.4	367.5	368.3	379.1
Avnet sales	$19,518.6	$4,680.9	$4,698.8	$5,049.0	$5,089.9

Operating income:
Electronic Components	$614.9	$141.1	$153.3	$158.6	$161.9
Farnell	159.3	33.2	45.7	39.6	40.8
	774.2	174.3	199.0	198.2	202.7
Corporate expenses	(78.5)	(18.0)	(20.9)	(19.4)	(20.2)
Restructuring, integration and other expenses	(108.1)	(28.2)	(2.9)	(62.3)	(14.8)
Goodwill impairment expense	(137.4)	(137.4)	-	-	-
Amortization of acquired intangible assets and other	(84.3)	(20.7)	(22.1)	(20.5)	(20.9)
Avnet operating income (loss)	$365.9	$(30.0)	$153.1	$96.0	$146.8

Sales by geographic area:
Americas	$5,135.8	$1,266.3	$1,297.2	$1,300.4	$1,271.8
EMEA	6,762.9	1,638.5	1,740.9	1,668.6	1,714.9
Asia	7,619.9	1,776.1	1,660.7	2,080.0	2,103.2
Avnet sales	$19,518.6	$4,680.9	$4,698.8	$5,049.0	$5,089.9

* May not foot/cross foot due to rounding

Guidance Reconciliation

The following table presents the reconciliation of non-GAAP adjusted diluted earnings per share guidance to the expected GAAP diluted earnings per share guidance for the second quarter of fiscal 2020.

	Low End of	High End of
	Guidance Range	Guidance Range

Adjusted diluted earnings per share guidance	$0.35	$0.45
Restructuring, integration and other expense (net of tax)	(0.10)	(0.07)
Amortization of intangibles and other (net of tax)	(0.16)	(0.14)
Income tax expense adjustments	(0.05)	0.05
GAAP diluted earnings per share guidance	$0.04	$0.29